INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES
INCOME TAXES

15. INCOME TAXES

Taxation in the Cayman Islands and the British Virgin Islands

        Neither the Cayman Islands nor the British Virgin Islands currently levies taxes on individuals or corporations based upon profits, income, gains or appreciation. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands or BVI withholding tax will be imposed.

        The Company and IFM Co. are tax-exempted companies incorporated in the Cayman Islands. Genius is a tax-exempted company incorporated in the British Virgin Islands.

Taxation in Hong Kong

        CIR is subject to income tax rate 16.5% in 2011, 2012 and 2013.

        BVMC is subject to income tax rate of 16.5% in 2011, 2012 and 2013.

PRC Corporate Income Tax

        On March 16, 2007, the National People's Congress of PRC enacted the Corporate Income Tax Law, under which Foreign Investment Enterprises and domestic companies would be subject to CIT at a uniform rate of 25%. This became effective on January 1, 2008. In accordance with the CIT Law, there will be a transition period for enterprises which currently receive preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to a corporate income tax rate lower than 25% may continue to enjoy the lower rate and gradually transition to the new tax rate within five years after the effective date of the CIT Law.

        As Shanghai Ruifeng and Anshijie are both registered in Shanghai Pu Dong New Area, and Shenzhen CIR is registered in Shenzhen special economic zone, they are subject to the preferential income tax rate of 15% according to the Foreign Investment and Foreign Enterprise Income Tax Law before 2008. From January 1, 2008 onwards, the income tax rate is to be increased progressively from 18% to 25% from 2008 to 2012, respectively. Accordingly, they are subject to income tax rate of 24%, 25% and 25% in 2011, 2012 and 2013, respectively.

        In October 2009, Beijing Huachuangxunjie Technology Co., Ltd., or Huachuang, obtained a Software Enterprise Certification which entitled it to exemption from corporate income tax in 2009 and 2010.

        In September 2011, Kudian obtained a Software Enterprise Certification which entitles it to exemption from CIT for the first two years in which it has taxable income and a 50% reduction in CIT for each of the following three years. 2011 is the first year with taxable income. For the years ended December 31, 2011 and 2012, Kudian is exempted for the income tax provision, and for the years ended December 31, 2013, Kudian is 50% reduction for the income tax provision.

        The provision for income tax is as follows (in RMB thousands):

	Years ended December 31,
	2011	2012	2013
Income tax provision:
Current	1,498	8,484	3,289
Deferred	(395)	(5,771)	(5,621)

Total	1,103	2,713	(2,332)

        The following table presents the tax impact of significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax assets and liabilities as of December 31, 2012 and 2013 (in RMB thousands):

	December 31,
	2012	2013
Current
Deferred tax assets:
Allowance for doubtful accounts	4,333	5,543
Deferred revenue	838	1,898
Accrued expense and payroll	35,050	39,266
Advertising expense	861	479
Net operating loss carry forwards	—	—

Total deferred tax assets	41,082	47,186
Less: valuation allowance	(36,202)	(37,556)

Net deferred tax assets—current	4,880	9,630

Non-current
Deferred tax assets:
Net operating loss carry forwards	126,341	144,678
Intangible assets and property and equipment	5,599	4,695

Total deferred tax assets	131,940	149,373
Less: valuation allowance	(131,940)	(149,373)

	—	—

Deferred tax liabilities:
Intangible assets and property and equipment	(16,652)	(15,781)

Net deferred tax liabilities—non-current	(16,652)	(15,781)

        The Group made full valuation allowance against net deferred tax assets of other entities except for Shanggu as of December 31, 2013. The Group evaluates a variety of factors in determining the amount of valuation allowance, including the Group's limited operating history, accumulated deficit, existence of taxable temporary differences and expected reversal periods. For Shanggu, the deferred tax assets resulted from commission payable. We have assessed Shanggu has entered sufficient sales framework contracts with real estate developer to guarantee a sufficient taxable income in 2013. Considering the positive evidence, and the absence of significant negative evidence, we concluded that the deferred tax assets are more likely than not to be realized in 2014 and the valuation allowance is hence not needed.

        The following table sets forth the movements of the valuation allowance for net deferred tax assets for the years presented (in RMB thousands):

	Years ended December 31,
	2011	2012	2013
Balance at beginning of the year	(62,628)	(152,872)	(168,142)
Write-back/(provision) for the year	(90,244)	(15,270)	(18,787)

Balance at end of the year	(152,872)	(168,142)	(186,929)

        The Group had total net operating losses carried forward as of December 31, 2011, 2012 and 2013 amounting to RMB481.7 million, RMB518.4 million and RMB578.7 million respectively, which will expire between 2014 and 2018.

        The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2011, were to decrease net loss by RMB4.5 million and basic and diluted net loss per share by RMB0.01. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2012, were to decrease net loss by RMB5.1 million and basic and diluted net loss per share by RMB0.01. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2013, were to decrease net loss by RMB0.03million and basic and diluted net loss per share by RMB0.00.

        A reconciliation of income tax at the statutory income tax rate to the Group's effective tax rate is as follows:

	Years ended December 31,
	2011	2012	2013
Statutory income tax rates	(25.0)%	(25.0)%	(25.0)%
Effect of preferential tax rate	(1.0)%	0.2%	0.0%
Effect of income tax rate changes	(0.6)%	0.0%	(2.3)%
Changes in valuation allowance	26.6%	31.2%	24.9%
Effect of goodwill impairment loss	2.3%	5.7%	5.8%
Effect of fair value changes	(1.9)%	(6.3)%	(6.2)%
Others	0.0%	(0.1)%	0.2%

Effective tax rate	0.4%	5.7%	(2.6)%

        On December 6, 2007, the State Council issued the detailed implementation regulations of the new PRC Corporate tax law. Pursuant to the regulations, a 10% withholding income tax will be levied on dividends declared on or after January 1, 2008 by foreign investment enterprises to their foreign enterprise shareholders unless the enterprise investor is deemed as a PRC Tax Resident Enterprise ("TRE").

        The Company's subsidiaries, except Shanggu have determined that they have no present plan to declare and pay any dividend on their shares in the foreseeable future. The Group plans to continue to reinvest its subsidiaries' undistributed earnings in their operations in China in the foreseeable future. As of December 31, 2012 and 2013, the Company's subsidiaries were in a position of consolidated cumulative loss.

        According to Shanggu's acquisition agreement in 2011, Shanggu will declare and pay dividends based on the audited profit of Shanggu after retaining operation cash of RMB 10.0 million. As of December 31, 2013, management intended to distribute earnings of Shanggu. Therefore, the undistributed earnings of Shanggu were subject to a 10% withholding tax and a deferred tax liability for associated withholding tax should be recorded as of December 31, 2013. As the undistributed earnings of Shanggu were nil as of December 31, 2013, deferred tax liabilities was nil as of December 31, 2013..